UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 16, 2009
                                (APRIL 13, 2009)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 000-51255                98-0374121
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)           Identification No.)

           103 FOULK ROAD, WILMINGTON, DE                          19803
------------------------------------------------------    ----------------------
      (Address of principal executive offices)                   (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 13, 2009, RNG Gaming Limited ("RNG"), an indirect 80%-owned subsidiary of Win Gaming Media, Inc. (the "REGISTRANT"), has entered into an Intellectual Property and Technology Purchase Agreement (the "AGREEMENT") under which RNG has agreed to sell to an unaffiliated party, a leading online gaming software provider, substantially all of its multiplayer Blackjack tournament software platform, including its related intellectual property, in consideration of a total amount of $250,000 and a 3% share of buyer's Blackjack revenue (as defined in the Agreement) each year for the first 3 years from the date in which the buyer launches full commercial use of the Blackjack game, and 2% of buyer's Blackjack revenue thereafter for an unlimited time. The transaction was closed on April 16, 2009.

Of the total consideration, $150,000 will be used to offset the Registrant's indebtedness to the buyer, and the remaining amount of $100,000 is to be deposited in escrow until the buyer has confirmed that the software platform has been integrated into and modified to fit buyer's systems, where $50,000 of the $100,000 will be paid by RNG (guaranteed by the Registrant) to the Registrant's joint venture partner in RNG within 12 months from the date of the Agreement, even if such amount is not released from the escrow account. The revenue share is to be divided 80% to a wholly owned subsidiary of the Registrant and 20% to the partner.

In addition to the provisions above, RNG (directly or through an affiliate thereof, including the Registrant) has an option to enter into a software license agreement with the buyer for the receipt of a non-exclusive license to use the software platform included in the purchased assets, for the sole purpose of providing a "Play For Fun" services, in consideration of a revenue share of 15% payable to the buyer and at RNG's request, RNG and the buyer will enter into negotiations for the licensing by RNG of other multiplayer tournament products developed by buyer on the basis of the software platform included in the purchased assets for "Play For Fun" services.

In the framework of the Agreement, RNG and the Registrant agreed not to compete in the business of software products or other products or services related to multiplayer Blackjack tournament software platform and to refrain from soliciting buyer's employees for four years.

Following the closing of the transaction, RNG (and its parent company, and wholly-owned subsidiary of the Registrant, Gaming Ventures Plc) had no material assets.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS.

Exhibit 10.1 Intellectual Property and Technology Purchase Agreement dated as of April 13, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  WIN GAMING MEDIA, INC.

                                                  By: /s/ Shimon Citron
                                                  ------------------------
Date:  April 16, 2009                             Shimon Citron
                                                  Chief Executive Officer